Liquidity	12 Months Ended
Dec. 31, 2011
Liquidity

Note 20—Liquidity

The Company’s liquidity requirements relate to ongoing significant funding investments in the newbuild ultra-deepwater drillships, servicing debt, funding working capital requirements and maintaining adequate cash reserves to mitigate the effects of fluctuations in operating cash flows.

As of December 31, 2011, the Company has taken delivery of four of its ultra-deepwater drillships. For each of those four ultra-deepwater drillships, the Company has secured drilling contracts. Additionally, the Pacific Bora, the Pacific Scirocco and the Pacific Mistral commenced drilling operations on August 26, 2011, December 31, 2011 and February 6, 2012 and we expect the Pacific Santa Ana to commence drilling operations in the second quarter of 2012.

Primary sources of funds for the Company’s short-term liquidity needs will be cash flow from operations and available cash balances. The Company’s liquidity needs fluctuate depending on a number of factors, including, among others, demand for services, dayrates received and operating costs.

The Company believes that our cash on hand, including proceeds from the Senior Unsecured Bonds disclosed in Note 21, and cash flows from operations will provide sufficient liquidity over the next twelve months to fund the Company’s working capital needs, debt repayments and anticipated capital expenditures, including progress payments for the Company’s ultra-deepwater drillship construction projects.

The Company’s ability to meet long-term liquidity requirements will depend in large part on our future performance that is subject to many factors beyond our control, as well as our ability to secure additional financing for our ultra-deepwater construction projects, which is uncommitted at this time.